UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

8170 Maple Lawn Boulevard, Suite 180 Fulton, MD		20759
(Address of principal executive offices)		(Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 9, 2012, the underwriters of Colfax Corporation’s recently completed public offering of 8,000,000 shares of common stock, par value $0.001 per share, exercised their over-allotment option to purchase 1,000,000 additional shares of common stock (the “Option Shares”) pursuant to an underwriting agreement dated February 28, 2012, among Colfax Corporation, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein. On March 13, 2012, Colfax Corporation issued the Option Shares for an aggregate purchase price of $34,000,000 pursuant to a shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-179650).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2012	COLFAX CORPORATION

	By:	/s/ C. Scott Brannan
		Name:	C. Scott Brannan
		Title:	Senior Vice President, Finance and Chief Financial Officer

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